UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                    Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Alfa Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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The following document was distributed to Alfa Mutual Insurance Company employees on November 5, 2007:

November 5, 2007

Dear Colleague:

We are pleased to inform you that Alfa Corp. and the Alfa Mutual Group (Alfa Mutual Insurance Company and Alfa Mutual Fire Insurance Company) have now entered into a definitive agreement under which the Alfa Mutual Group will acquire all of the outstanding shares of Alfa Corp.’s common stock that it does not currently own. As a result, Alfa Corp. will become a privately owned company. Attached is a copy of the press release describing the agreement as well as a brief Questions and Answers document.

I would like to take this opportunity to say just how optimistic we are about this transaction, which we believe is the right step for all of our stakeholders, including our employees. By Alfa Corp. becoming a private company, we will have a more simplified structure and eliminate costs associated with being a public company. This will free up time and resources, allowing us to sharpen our focus on serving our customers and increase our investment in technology and distribution. At the same time, we’ll have greater flexibility to move into new markets and expand our independent agent network. What does all of this mean? It means a stronger, more competitive Alfa for the future.

I’d like to point out that, while our structure is changing, our fundamental values and business approach are not. For us, it is business as usual – we must maintain our high standards and continue to provide best-in-class products and service to our customers. That is job #1. Also, it’s important to note that no one will lose their job because of this transaction, and it will not affect employee pensions.

Alfa truly has great employees, and it is because of your drive and commitment that we are such an outstanding company. We believe this transaction will allow us to remain among the financially strongest companies in the industry, and position Alfa for continued growth and future success.

While we have reached a definitive agreement, there are still a number of conditions we must meet to complete the transaction, including approvals by government regulators and the stockholders of Alfa Corp. We cannot say for certain that the merger will ultimately be completed, but if it is, Alfa Corp. will no longer have any stock that is publicly traded. We anticipate the transaction will close in early 2008.

This is an exciting time for Alfa, and we look forward to keeping you updated on the transaction process. For more information, visit www.alfains.com.

As always, we appreciate your continued support and dedication.

Sincerely,

Jerry A. Newby
Chief Executive Officer & President

C. Lee Ellis
Executive Vice President, Operations

Herman Watts
Executive Vice President, Marketing

NEWS RELEASE

2108 East South Boulevard	Montgomery, Alabama 36116	Telephone 334-288-3900

Financial Contact:		Media Contact:
Stephen G. Rutledge		David C. Rickey
Senior Vice President, CFO and		Vice President –
Public Relations
Chief Investment Officer		(334) 613-4034
(334) 613-4500

ALFA CORPORATION AND ALFA MUTUAL GROUP REACH DEFINITIVE

AGREEMENT

FOR PRIVATIZATION OF ALFA CORPORATION

Alfa Mutual Group to Acquire Publicly Held Shares of Alfa Corporation for $22.00 per Share

Montgomery, Ala. (November 5, 2007) – Alfa Corporation (NASDAQ: ALFA) (Alfa Corp.) and Alfa Mutual Insurance Company and Alfa Mutual Fire Insurance Company (referred to collectively as the Alfa Mutual Group) today announced that they have entered into a definitive merger agreement pursuant to which the Alfa Mutual Group, which owns a majority of Alfa Corp.’s common stock, will acquire all of the outstanding shares of Alfa Corp.’s common stock that it does not currently own for $22.00 per share. This transaction will result in Alfa Corp. being delisted with NASDAQ and becoming a privately held corporation owned jointly by the Alfa Mutual Group. Concurrent with this agreement, the Alfa Mutual Group will acquire affiliate Alfa Mutual General Insurance Company’s (0.8%) ownership in Alfa Corp. at the same price offered to Alfa Corp. stockholders.

The Alfa Corp. Board of Directors approved the agreement following the unanimous recommendation of an independent special committee of the Board, comprised of four independent Alfa Corp. directors. The Alfa Mutual Group’s offer represents a 25.6% premium over Friday’s closing price and a multiple of 17 times Alfa Corp’s trailing twelve months operating earnings for the period ended September 30, 2007. The aggregate consideration payable to the minority stockholders under the transaction is approximately $840 million.

Independent Directors Support Transaction

“This transaction rewards Alfa Corp.’s unaffiliated stockholders with a fair price,” said John R. Thomas, Chairman of the special committee of Alfa Corp.’s Board of Directors. “Following extended negotiations, the special committee made its recommendation after evaluating the final proposal by the Alfa Mutual Group. In addition, the special committee obtained an opinion from a financial advisor that the consideration to be received by the public stockholders in the merger transaction is fair from a financial point of view.”

The Right Choice to Strengthen Alfa

“This agreement provides an outstanding opportunity for the future of the Alfa family of companies,” said Jerry Newby, President and Chief Executive Officer. “We believe this strategically and financially compelling transaction will benefit all of our stakeholders, including stockholders, policyholders and employees.

“In order for the Alfa companies to compete effectively over the long term, we must accelerate our investment in technology, accelerate expansion in our distribution channels and take other actions designed to promote long-term growth. We’re confident this can be accomplished more effectively with a simpler and more nimble corporate structure,” Newby said.

Significant Value to Stockholders

“For Alfa Corp. stockholders, this transaction provides significant value through a substantial cash payment and realization of the gains that have accrued in Alfa Corp. stock. Since its initial listing on NASDAQ in July 1985, Alfa Corp. stock has realized a compound annual growth rate of 15.2 percent versus the S&P rate of 12.3 percent,” Newby said.

Benefits to Policyholders

“For our policyholders, management believes this transaction will lead to a stronger organization going forward. Specifically, we will have a simplified corporate structure and will eliminate our public company costs, which will free up time and resources. In turn, this will allow the company to sharpen its focus on delivering enhanced products and services to our customers, increase the company’s investment in technology and distribution, and achieve greater flexibility to move into new markets and expand our independent agent network. We are confident this is a win-win for all,” said Newby.

Business as Usual for Employees

“For our thousands of employees and agents, our attention to best-in-class customer service won’t change. There will be no change in the company’s management team and no one will lose their job as a result of this transaction. We believe our employees will welcome the company’s increased ability to invest in technology and delivery systems,” said Newby.

Steadfast Commitment to Core Values

Newby concluded, “Over the past 60 years, we have been proud to serve our customers and our communities, and our commitment to continuing to do so remains steadfast. Although we are entering a new chapter in Alfa’s history, our fundamental values of honesty, integrity and service will remain at the core of our company.”

Key Facts about the Transaction

During the past year, leadership from all areas of the company, including operations, finance, legal, human resources and marketing, evaluated Alfa’s ability to remain competitive in an increasingly crowded personal lines insurance industry. With the assistance of outside legal and financial advisors, and after considering a number of options, management and the Boards of Directors of the Alfa Mutual Group determined that this transaction is the right step for all stakeholders. Alfa Corp. announced on July 17, 2007, that it had received an offer from the Alfa Mutual Group that would result in the privatization of Alfa Corp. A special committee of independent Alfa Corp. directors was formed to negotiate the offer on behalf of the unaffiliated stockholders. In consultation with their independent legal and financial advisors, the special committee completed its review and a final agreement between the parties was reached November 4, 2007.

The transaction is subject to a number of conditions, including, among others, approvals by government regulators and the stockholders of Alfa Corp. and is expected to be completed in the first half of 2008. The Alfa Mutual Group has agreed to vote or cause to be voted all of its and its subsidiaries’ Alfa Corp. shares in favor of the transaction, providing the requisite stockholder approval for the transaction.

Goldman, Sachs & Co. served as the financial advisor and Alston & Bird LLP served as legal advisor to the Alfa Mutual Group. Lazard served as the independent financial advisor to the Special Committee of the Alfa Corp. Board and Skadden, Arps, Slate, Meagher & Flom LLP served as its independent legal advisor.

Alfa Corp. is engaged in insurance and financial activities through its subsidiaries. For more information on Alfa Corp., visit www.alfains.com.

Investors are cautioned that statements in this news release which relate to the future, including, but not limited to, the statements regarding the future value and directions of the Alfa companies as a result of the proposed transaction, are, by their nature, uncertain and dependent upon numerous contingencies — including political, economic, regulatory, climatic, competitive, legal, and technological — any of which could cause actual results and events to differ materially from those indicated in such forward-looking statements. Additional information regarding these and other risk factors and uncertainties may be found in Alfa Corp.’s filings with the Securities and Exchange Commission (SEC).

In connection with the proposed merger, Alfa Corp. will file a proxy statement with the SEC, and upon SEC clearance, will mail the proxy to stockholders. Stockholders of Alfa Corp. are urged to read the proxy statement regarding the proposed merger when it becomes available, because it will contain important information. Stockholders will be able to obtain a copy of the proxy statement as well as other filings containing information about Alfa Corp. when available, without charge, at the SEC’s internet site (http://www.sec.gov). In addition, copies of the proxy statement can be obtained, when available, without charge, by directing a request to Alfa Corp. at 334/613-4332.

Alfa Corp., its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Alfa Corp.’s directors and executive officers is available in Alfa Corp.’s Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 14, 2007. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement, the Schedule 13E-3 transaction statement and other relevant materials to be filed with the SEC when they become available.

# # #

Questions & Answers About the

Alfa Corp. and Alfa Mutual Group Definitive Agreement

General

1.	Who are the parties in this transaction?

•	Alfa Corporation (Alfa Corp.) will become privately held by Alfa Mutual Insurance Company and Alfa Mutual Fire Insurance Company (the Alfa Mutual Group).

2.	Why is the Alfa Mutual Group taking Alfa Corp. private?

•	The transaction will simplify Alfa’s corporate structure and eliminate costs associated with being a public company.

•	Alfa will have more funds available for investment in technology and distribution.

•	Privatization will free up resources to enhance the company’s focus on delivering quality products and services to customers.

•	It will enhance Alfa’s ability to effectively compete over the long term.

•	Simply stated, this is the right step for Alfa that will greatly benefit all Alfa stakeholders.

3.	Does this mean you are positioning the Alfa companies to be sold?

•	Absolutely not. The Alfa Mutual Group’s holdings in Alfa Corp. are not for sale.

•	We are undertaking this transaction because we believe it will create a stronger, more competitive Alfa, both financially and strategically.

4.	Is this transaction a means to mask poor financial performance?

•	Not at all. Alfa’s financials are solid.

•	This transaction should enhance profitability by eliminating public company costs.

•	Alfa will remain one of the financially strongest companies in the industry.

5.	How did this transaction come about?

•	A team of company leaders, assisted by outside legal and financial advisors, studied a number of alternatives and determined this was the best opportunity for Alfa.

•	Following the Alfa Mutual Group’s initial offer on July 17, 2007, Alfa Corp.’s Board appointed a Special Committee of independent directors to review, evaluate and negotiate the proposal.

•	The definitive agreement announced November 5, 2007 was the outcome of this process.

•

As promptly as practical, Alfa Corp. will mail a proxy statement to stockholders which will have additional details of the steps leading up to the agreement and other information regarding the transaction.

6.	Who comprised the Special Committee of Alfa Corp.?

•	The Alfa Corp. Special Committee was comprised of four independent directors:

•	John R. Thomas (Chairman, President & Chief Executive Officer of Aliant Financial Corporation of Alexander City, Ala. Director: Aliant Financial Corporation, Russell Corporation, Aliant Bank)

•	Larry Newman (Retired 09-30-01 Partner, Ernst & Young, LLP)

•	Boyd Christenberry (retired 01-31-93, Executive Vice President, Marketing of Alfa)

•	Phil Richardson (retired 04-01-97, Executive Vice President, Operations of Alfa)

•	The business acumen of each independent Special Committee member, as well as some of the members’ business associations with Alfa in the past, gave them excellent insight about the Alfa companies.

•

In evaluating the Alfa Mutual Group’s proposal, the Alfa Corp. Special Committee has relied on independent legal advisors, Skadden, Arps, Slate, Meagher & Flom, and independent financial advisors, Lazard Fréres.

7.	How did the Special Committee determine that this was a fair transaction? Did the financial advisors to the Special Committee provide a fairness opinion?

•	More information regarding these conclusions, including Lazard Fréres’ fairness determination, will be described in the proxy statement to be mailed to the Alfa Corp. stockholders.

Transaction/Financial

8.	What are the terms of the transaction?

•

The Alfa Mutual Group and Alfa Corp. have entered into a definitive agreement under which the Alfa Mutual Group will acquire all of the outstanding shares of Alfa Corp. (not currently owned by them) for $22.00 per share.

•

Concurrent with this agreement, the Alfa Mutual Group will acquire affiliate Alfa Mutual General Insurance Company’s (0.8%) ownership in Alfa Corp. at the same price offered to Alfa Corp. stockholders.

9.	How will this affect the Company’s financial ratings?

•	We expect Alfa to maintain its strong financial ratings.

10.	You’ve said you’ll save money through the elimination of public company costs. What are the anticipated savings?

•

While approximately 54% of Alfa Corp.’s stock is already owned by the Alfa Mutual Group, Alfa Corp. incurs 100% of the cost to be a public company. We expect cost savings to be realized through a reduction in legal, compliance and accounting fees that are incurred currently in order to comply with requirements of the Securities and Exchange Commission (SEC) and the Nasdaq Stock Market (Nasdaq.) These costs include not only amounts paid to third parties, but also involve the time many employees spend in SEC and Nasdaq compliance efforts. We also expect the privatization to free up internal resources that we can redeploy to other areas and thereby save money and increase efficiencies.

11.	What regulatory approvals are required to complete this transaction?

•

Aspects of this transaction require approvals from a number of government regulators, including the Department of Justice (Hart, Scott, Rodino Act filing), U.S. Office of Thrift Supervision, the Alabama Department of Insurance and the Virginia Corporation Commission, Bureau of Insurance.

12.	Will Alfa Corp. stockholders have the opportunity to vote on this transaction? If so, when is the vote?

•	A stockholder vote will take place following the mailing of the definitive proxy statement.

•	As the Alfa Mutual Group has agreed to vote its shares for the transaction, the necessary stockholder approval is assured.

13.	When do you expect the transaction to close?

•	The transaction is expected to close in early 2008.

Management/Employees/Operations

14.	Will Jerry Newby and other senior management retain their positions post-transaction?

•	There will be no change in the company’s management team, and no one will lose their job as a result of this transaction.

15.	What will happen to employees’ stock options?

•	All employees’ options will be vested and settled at the same per-share price as Alfa Corp. shares would be purchased in the transaction.

16.	Are there any change of control or “golden parachute” agreements as part of this transaction?

•	No.

17.	Will this transaction affect Alfa’s operations, including underwriting, sales and claims?

•	There will be no effect on Alfa’s operations.

•	In fact, over time, we believe this transaction should enhance operations due to the company’s increased strategic focus and additional technology investment.

Farmers Federation Members/Stockholders

18.	How does this affect the relationship between Alfa and the Alabama Farmers Federation?

•	There will be no change in the relationship between Alfa and the Alabama Farmers Federation as a result of this transaction.

19.	Do Federation members have a say in whether this transaction goes through?

•

Alfa Corp. stockholders, who hold shares on the record date, will have the opportunity to vote on the transaction. To the extent a Federation member is a stockholder on the record date, they will be entitled to participate in this vote.

Policyholders

20.	Who will own Alfa Corp. following the transaction?

•	Alfa Corp. will be owned 100% by the Alfa Mutual Group.

21.	Will this affect Alfa Mutual policyholders?

•	For policyholders, it’s business as usual.

•	The purchase of Alfa Corp. stock by the Alfa Mutual Group creates no changes to current policies.

22.	Will there be any changes in service?

•	No. Our best-in-class customer service will not change. Serving our customers remains our number one priority.

# # #

Investors are cautioned that statements in this news release which relate to the future, including, but not limited to, the statements regarding the future value and directions of the Alfa companies as a result of the proposed transaction, are, by their nature, uncertain and dependent upon numerous contingencies — including political, economic, regulatory, climatic, competitive, legal, and technological — any of which could cause actual results and events to differ materially from those indicated in such forward-looking statements. Additional information regarding these and other risk factors and uncertainties may be found in Alfa Corp.’s filings with the Securities and Exchange Commission (SEC).

In connection with the proposed merger, Alfa Corp. will file a proxy statement with the SEC, and upon SEC clearance, will mail the proxy to stockholders. Stockholders of Alfa Corp. are urged to read the proxy statement regarding the proposed merger when it becomes available, because it will contain important information. Stockholders will be able to obtain a copy of the proxy statement as well as other filings containing information about Alfa Corp. when available, without charge, at the SEC’s internet site (http://www.sec.gov). In addition, copies of the proxy statement can be obtained, when available, without charge, by directing a request to Alfa Corp. at 334/613-4332.

Alfa Corp., its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Alfa Corp.’s directors and executive officers is available in Alfa Corp.’s Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 14, 2007. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement, the Schedule 13E-3 transaction statement and other relevant materials to be filed with the SEC when they become available.

The following document was distributed on November 5, 2007 to all participants holding Restricted Stock under the Alfa Corporation 2005 Amended and Restated Stock Incentive Plan:

To:	All Participants holding Restricted Stock under the Alfa Corporation 2005 Amended and Restated Stock Incentive Plan (the “Stock Incentive Plan”)

From:	Scott Forrest

Date:	November 5, 2007

RE:	Changes Resulting from Announced Merger

On November 5, 2007, Alfa Corporation announced that a merger agreement has been signed, pursuant to which Alfa Corporation may become a wholly owned subsidiary of Alfa Mutual Insurance Company and Alfa Mutual Fire Insurance Company. The merger is subject to several conditions, including approvals by government regulators and the stockholders of Alfa Corporation. We cannot say for certain that the merger will ultimately be completed, but if it is, Alfa Corporation will no longer have any stock that is publicly traded.

Consequently, there are several changes in the Stock Incentive Plan relating to restricted stock that you should be aware of:

(1)	As provided in the Stock Incentive Plan, upon completion of the merger, each share of Alfa Corporation stock that is subject to a restricted stock award issued under the Stock Incentive Plan (including “career shares”) will vest, and each such share will be exchanged for cash equal to the merger price of $22.00 per share, less any applicable tax withholding. This amount will be paid directly by Alfa Corporation.

(2)	Restricted stock will continue to vest or be forfeited prior to completion of the merger in accordance with the Stock Incentive Plan and the applicable award agreement.

(3)	No additional awards of any type will be made under the Stock Incentive Plan prior to the completion of the merger.

(4)	The Stock Incentive Plan will be discontinued if and when the merger is completed.

If the merger does not occur, the Stock Incentive Plan will operate as it did prior to the date the merger agreement was signed. In that event, the restricted stock will not become fully vested and will not be canceled. Instead, vesting and expiration will continue as it did prior to the date the merger agreement was signed, pursuant to the terms of the Stock Incentive Plan and the applicable award agreement.

AGAIN, THERE CAN BE NO ASSURANCES THAT THE MERGER WILL OCCUR, UNLESS AND UNTIL ALL CONDITIONS ARE SATISFIED. IF AND WHEN THAT OCCURS, ALFA CORPORATION WILL MAKE A PUBLIC ANNOUNCEMENT OF SUCH EVENT.

Meanwhile, we will be happy to answer any questions you might have regarding the operation of the Stock Incentive Plan. Feel free to contact Jackie Telofski at ext. 4082 or jtelofski@alfains.com.

In connection with the proposed merger, Alfa Corp. will file a proxy statement with the Securities and Exchange Commission (SEC), and upon SEC clearance, will mail the proxy to stockholders. Stockholders of Alfa Corp. are urged to read the proxy statement regarding the proposed merger when it becomes available, because it will contain important information. Stockholders will be able to obtain a copy of the proxy statement as well as other filings containing information about Alfa Corp. when available, without charge, at the SEC’s internet site (http://www.sec.gov). In addition, copies of the proxy statement can be obtained, when available, without charge, by directing a request to Alfa Corp. at 334/613-4332.

Alfa Corp., its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Alfa Corp.’s directors and executive officers is available in Alfa Corp.’s Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 14, 2007. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement, the Schedule 13E-3 transaction statement and other relevant materials to be filed with the SEC when they become available.

The following document was distributed on November 5, 2007 to all participants in the Alfa Mutual Insurance Company Savings and Profit Sharing Plan (401(k) Plan):

To:	All Participants in the Alfa Mutual Insurance Company Savings and Profit Sharing Plan (401(k) Plan)

From:	Scott Forrest

Date:	November 5, 2007

RE:	Changes Resulting from Announced Merger

On November 5, 2007, Alfa Corporation announced that a merger agreement has been signed, pursuant to which Alfa Corporation may become a wholly owned subsidiary of Alfa Mutual Insurance Company and Alfa Mutual Fire Insurance Company. The merger is subject to several conditions, including approvals by government regulators and the stockholders of Alfa Corporation. We cannot say for certain that the merger will ultimately be completed, but if it is, Alfa Corporation will no longer have any stock that is publicly traded.

Consequently, there are several changes in the 401(k) Plan that you should be aware of:

(1)	Effective November 4, 2007, no one will be permitted to make any additional investment in Alfa Corporation stock. If your current investment elections include having any portion of future Plan contributions invested in Alfa Corporation stock, that money will instead be invested in the default fund. If you wish to change your investment elections for future contributions, including the redirection to the default fund, you can either call SEI (the Plan administrator) at 1-877-345-4181 or access your account online at https://www.myretirement.seic.com.

(2)	Until such time as the merger may be completed, the amount that you already have invested in Alfa Corporation stock will remain invested in Alfa Corporation stock. If you are not subject to blackout restrictions under our insider trading policy, you may reallocate your investment election in Alfa Corporation stock by calling SEI (the Plan administrator) at 1-877-345-4181 or accessing your account online at https://www.myretirement.seic.com. If you are subject to an insider trading blackout restriction, our insider trading policy prevents you from reallocating that investment in Alfa Corporation stock until further notice.

(3)	If the merger is completed, the Alfa Corporation stock in your 401(k) Plan account will be exchanged for cash equal to the merger price of $22.00 per share. SEI, as Plan administrator, will handle the process of exchanging the stock for cash on your behalf, which may take several days to complete following the merger. The cash that is received will be invested in the default fund. After an estimated three-day blackout period, you will be able to reallocate the cash from the default fund to any other applicable investment options, by either calling SEI (the Plan administrator) at 1-877-345-4181 or accessing your account online at https://www.myretirement.seic.com.

(4)	If you have Alfa Corporation shares in your 401(k) Plan account on the record date relating to the shareholders meeting to approve the merger, you will be entitled to vote those shares with respect to the merger. SEI will send you the information that you need in order to cast your votes.

If the merger does not occur, Alfa Corporation stock will be re-established as an investment option under the 401(k) Plan. At that time, Human Resources will contact you regarding changing your investment elections.

AGAIN, THERE CAN BE NO CERTAINTY THAT THE MERGER WILL OCCUR, UNLESS AND UNTIL ALL CONDITIONS ARE SATISFIED. IF AND WHEN THAT OCCURS, ALFA CORPORATION WILL ISSUE A PRESS RELEASE TO NOTIFY THE PUBLIC OF SUCH EVENT,

Meanwhile, we will be happy to answer any questions you might have regarding the operation of the 401(k) Plan. Feel free to contact Vicki Williams at ext. 4130 or vwilliams@alfains.com.

In connection with the proposed merger, Alfa Corp. will file a proxy statement with the Securities and Exchange Commission (SEC), and upon SEC clearance, will mail the proxy to stockholders. Stockholders of Alfa Corp. are urged to read the proxy statement regarding the proposed merger when it becomes available, because it will contain important information. Stockholders will be able to obtain a copy of the proxy statement as well as other filings containing information about Alfa Corp. when available, without charge, at the SEC’s internet site (http://www.sec.gov). In addition, copies of the proxy statement can be obtained, when available, without charge, by directing a request to Alfa Corp. at 334/613-4332.

Alfa Corp., its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Alfa Corp.’s directors and executive officers is available in Alfa Corp.’s Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 14, 2007. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement, the Schedule 13E-3 transaction statement and other relevant materials to be filed with the SEC when they become available.

The following document was distributed on November 5, 2007 to all participants in the Alfa Mutual Insurance Company Restricted Stock Bonus Plan (Restricted Stock Bonus Plan):

To:	All Participants in the Alfa Mutual Insurance Company Restricted Stock Bonus Plan (Restricted Stock Bonus Plan)

From:	Scott Forrest

Date:	November 5, 2007

RE:	Changes Resulting from Announced Merger

On November 5, 2007, Alfa Corporation announced that a merger agreement has been signed, pursuant to which Alfa Corporation may become a wholly owned subsidiary of Alfa Mutual Insurance Company and Alfa Mutual Fire Insurance Company. The merger is subject to several conditions, including approvals by government regulators and the stockholders of Alfa Corporation. We cannot say for certain that the merger will ultimately be completed, but if it is, Alfa Corporation will no longer have any stock that is publicly traded.

Consequently, there are several changes in the Restricted Stock Bonus Plan that you should be aware of:

(1)	Effective immediately, no new deferral elections will be permitted under the Restricted Stock Bonus Plan. Any existing deferrals scheduled to be made prior to the completion of the merger will be made in accordance with your prior elections.

(2)	If you currently have prior deferrals invested in Alfa Corporation stock and the restrictions on those deferrals lapse prior to the completion of the merger, those shares will be distributed to you pursuant to your prior elections. You will be entitled to vote any shares that you receive upon such a distribution which are held by you and outstanding on the record date relating to the shareholders meeting to approve the merger.

(3)	If you previously elected to defer your 2007 bonus, and that deferral is scheduled to be made prior to the completion of the merger, that deferral will be made in Alfa Corporation stock. If any such deferral is scheduled to take place after completion of the merger, participants who had previously elected to roll over their investments to the Shadow 401(k) Plan will have those deferrals made directly to their Shadow 401(k) account. Participants not having already made such elections will have no deferral made and will receive their entire 2007 bonuses in cash.

(4)	If the merger is completed, the Alfa Corporation stock in your Restricted Stock Bonus Plan account will be exchanged for cash equal to the merger price of $22.00 per share. Regions Bank, as trustee of the Restricted Stock Bonus Plan, will handle the process of exchanging the stock for cash on your behalf, which may take several days to complete following the merger. The cash that is received on your behalf will be distributed to you as soon as possible following the merger, unless you elected a rollover to your Shadow 401(k) account.

If the merger does not occur, Human Resources will contact you regarding the effect on your investment elections.

AGAIN, THERE CAN BE NO ASSURANCES THAT THE MERGER WILL OCCUR, UNLESS AND UNTIL ALL CONDITIONS ARE SATISFIED. IF AND WHEN THAT OCCURS, ALFA CORPORATION WILL MAKE A PUBLIC ANNOUNCEMENT OF SUCH EVENT.

Meanwhile, we will be happy to answer any questions you might have regarding the operation of the Bonus Plan. Feel free to contact Jackie Telofski at ext. 4082 or jtelofski@alfains.com.

In connection with the proposed merger, Alfa Corp. will file a proxy statement with the Securities and Exchange Commission (SEC), and upon SEC clearance, will mail the proxy to stockholders. Stockholders of Alfa Corp. are urged to read the proxy statement regarding the proposed merger when it becomes available, because it will contain important information. Stockholders will be able to obtain a copy of the proxy statement as well as other filings containing information about Alfa Corp. when available, without charge, at the SEC’s internet site (http://www.sec.gov). In addition, copies of the proxy statement can be obtained, when available, without charge, by directing a request to Alfa Corp. at 334/613-4332.

Alfa Corp., its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Alfa Corp.’s directors and executive officers is available in Alfa Corp.’s Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 14, 2007. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement, the Schedule 13E-3 transaction statement and other relevant materials to be filed with the SEC when they become available.

The following document was distributed on November 5, 2007 to all participants in the Alfa Corporation Employee Stock Purchase Plan (ESPP):

To:	All Participants in the Alfa Corporation Employee Stock Purchase Plan (ESPP)

From:	Scott Forrest

Date:	November 5, 2007

RE:	Changes Resulting from Announced Merger

On November 5, 2007, Alfa Corporation announced that a merger agreement has been signed, pursuant to which Alfa Corporation may become a wholly owned subsidiary of Alfa Mutual Insurance Company and Alfa Mutual Fire Insurance Company. The merger is subject to several conditions, including approvals by government regulators and the stockholders of Alfa Corporation. We cannot say for certain that the merger will ultimately be completed, but if it is, Alfa Corporation will no longer have any stock that is publicly traded.

Consequently, there are several changes in the ESPP that you should be aware of:

(1)	Effective immediately, no one will be permitted to make any additional purchases of Alfa Corporation stock through the ESPP. After that date, no further payroll deductions will be withheld for this purpose.

(2)	If the merger is completed, ComputerShares (the agent for the ESPP) will contact you regarding the exchange of your Alfa Corporation stock held in your ESPP account for cash equal to the merger price of $22.00 per share.

(3)	If you have Alfa Corporation shares in your ESPP account on the record date relating to the shareholders meeting to approve the merger, you will be entitled to vote those shares with respect to the merger. ComputerShares will send you the information that you need in order to cast your votes.

Please remember that if you are not subject to blackout restrictions under our insider trading policy, you may cash out or sell your Alfa Corporation stock at any time. If you hold your stock in your ESPP account until the merger is completed, you will not be charged any fees to complete the stock cash out transaction. The ESPP will be discontinued upon completion of the merger.

If the merger does not occur, you will be notified by Human Resources regarding participation in the ESPP.

AGAIN, THERE CAN BE NO ASSURANCES THAT THE MERGER WILL OCCUR, UNLESS AND UNTIL ALL CONDITIONS ARE SATISFIED. IF AND WHEN THAT OCCURS, ALFA CORPORATION WILL MAKE A PUBLIC ANNOUNCEMENT OF SUCH EVENT.

Meanwhile, we will be happy to answer any questions you might have regarding the operation of the ESPP. Feel free to contact Vicki Williams at ext. 4130 or vwilliams@alfains.com.

In connection with the proposed merger, Alfa Corp. will file a proxy statement with the Securities and Exchange Commission (SEC), and upon SEC clearance, will mail the proxy to stockholders. Stockholders of Alfa Corp. are urged to read the proxy statement regarding the proposed merger when it becomes available, because it will contain important information. Stockholders will be able to obtain a copy of the proxy statement as well as other filings containing information about Alfa Corp. when available, without charge, at the SEC’s internet site (http://www.sec.gov). In addition, copies of the proxy statement can be obtained, when available, without charge, by directing a request to Alfa Corp. at 334/613-4332.

Alfa Corp., its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Alfa Corp.’s directors and executive officers is available in Alfa Corp.’s Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 14, 2007. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement, the Schedule 13E-3 transaction statement and other relevant materials to be filed with the SEC when they become available.

The following document was distributed on November 5, 2007 to all participants in the Alabama Farmers Federation and Affiliated Companies Deferred Compensation Plan (Shadow 401(k)):

To:	All Participants in the Alabama Farmers Federation and Affiliated Companies Deferred Compensation Plan (Shadow 401(k))

From:	Scott Forrest

Date:	November 5, 2007

RE:	Changes Resulting from Announced Merger

On November 5, 2007, Alfa Corporation announced that a merger agreement has been signed, pursuant to which Alfa Corporation may become a wholly owned subsidiary of Alfa Mutual Insurance Company and Alfa Mutual Fire Insurance Company. The merger is subject to several conditions, including approvals by government regulators and the stockholders of Alfa Corporation. We cannot say for certain that the merger will ultimately be completed, but if it is, Alfa Corporation will no longer have any stock that is publicly traded.

Consequently, there are several changes in the Deferred Compensation Plan (shadow 401(k)) that you should be aware of:

(1)	If you currently have an election on file to make future deferrals into Alfa Corporation stock, effective immediately, you will no longer be permitted to do so. Please complete the enclosed investment election form and return it to Human Resources as soon as possible. All future deferrals will be made according to such new investment election.

(2)

If you currently have prior deferrals invested in Alfa Corporation stock, until such time as the merger is completed that amount will remain invested in Alfa Corporation stock. If you are not subject to blackout restrictions under our insider trading policy, you may reallocate that investment in Alfa Corporation stock to another investment election at any time. If you are subject to an insider trading blackout restriction, our insider trading policy prevents you from reallocating that investment in Alfa Corporation stock until further notice.

(3)	If the merger is completed, the Alfa Corporation stock in your account (if you have prior deferrals invested in Alfa Corporation stock) will be exchanged for cash equal to the merger price of $22.00 per share. Regions Bank, as trustee of the Deferred Compensation Plan, will handle the process of exchanging the stock for cash on your behalf, which may take several days to complete following the merger. The cash that is received on your behalf will be invested according to your new investment election described in (1) above.

If the merger does not occur, Alfa Corporation stock will be re-established as an investment option under the Deferred Compensation Plan. At that time, Human Resources will contact you regarding changing your investment elections.

AGAIN, THERE CAN BE NO ASSURANCES THAT THE MERGER WILL OCCUR, UNLESS AND UNTIL ALL CONDITIONS ARE SATISFIED. IF AND WHEN THAT OCCURS, ALFA CORPORATION WILL MAKE A PUBLIC ANNOUNCEMENT OF SUCH EVENT.

Meanwhile, we will be happy to answer any questions you might have regarding the operation of the Deferred Compensation Plan. Feel free to contact Jackie Telofski at ext. 4082 or jtelofski@alfains.com.

In connection with the proposed merger, Alfa Corp. will file a proxy statement with the Securities and Exchange Commission (SEC), and upon SEC clearance, will mail the proxy to stockholders. Stockholders of Alfa Corp. are urged to read the proxy statement regarding the proposed merger when it becomes available, because it will contain important information. Stockholders will be able to obtain a copy of the proxy statement as well as other filings containing information about Alfa Corp. when available, without charge, at the SEC’s internet site (http://www.sec.gov). In addition, copies of the proxy statement can be obtained, when available, without charge, by directing a request to Alfa Corp. at 334/613-4332.

Alfa Corp., its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Alfa Corp.’s directors and executive officers is available in Alfa Corp.’s Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 14, 2007. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement, the Schedule 13E-3 transaction statement and other relevant materials to be filed with the SEC when they become available.

The following document was distributed on November 5, 2007 to all participants in the Amended and Restated Deferred Compensation Plan for Directors of Alfa Mutual Insurance Company and Affiliated Companies (Director Deferred Comp Plan):

To:	All Participants in the Amended and Restated Deferred Compensation Plan for Directors of Alfa Mutual Insurance Company and Affiliated Companies (Director Deferred Comp Plan)

From:	Scott Forrest

Date:	November 5, 2007

RE:	Changes Resulting from Announced Merger

On November 5, 2007, Alfa Corporation announced that a merger agreement has been signed, pursuant to which Alfa Corporation may become a wholly owned subsidiary of Alfa Mutual Insurance Company and Alfa Mutual Fire Insurance Company. The merger is subject to several conditions, including approvals by government regulators and the stockholders of Alfa Corporation. We cannot say for certain that the merger will ultimately be completed, but if it is, Alfa Corporation will no longer have any stock that is publicly traded.

Consequently, there are several changes in the Director Deferred Compensation Plan that you should be aware of:

(1)	If you currently have an election on file to make future deferrals into phantom Alfa Corporation stock, effective immediately, you will no longer be permitted to do so. Please complete the enclosed investment election form and return it to Human Resources as soon as possible. All future deferrals will be made according to such new investment election.

(2)	If you currently have prior deferrals invested in phantom Alfa Corporation stock, until such time as the merger is completed that amount will remain invested in phantom Alfa Corporation stock. If the merger is completed, the phantom Alfa Corporation stock in your account will be exchanged for cash equal to the merger price of $22.00 per share, and invested according to your new investment election described in (1) above.

If the merger does not occur, phantom Alfa Corporation stock will be re-established as an investment option under the Director Deferred Compensation Plan. At that time, Human Resources will contact you regarding changing your investment elections.

AGAIN, THERE CAN BE NO ASSURANCES THAT THE MERGER WILL OCCUR, UNLESS AND UNTIL ALL CONDITIONS ARE SATISFIED. IF AND WHEN THAT OCCURS, ALFA CORPORATION WILL MAKE A PUBLIC ANNOUNCEMENT OF SUCH EVENT.

Meanwhile, we will be happy to answer any questions you might have regarding the operation of the Deferred Compensation Plan. Feel free to contact Scott Forrest at 334-613-4383 or sforrest@alfains.com.

In connection with the proposed merger, Alfa Corp. will file a proxy statement with the Securities and Exchange Commission (SEC), and upon SEC clearance, will mail the proxy to stockholders. Stockholders of Alfa Corp. are urged to read the proxy statement regarding the proposed merger when it becomes available, because it will contain important information. Stockholders will be able to obtain a copy of the proxy statement as well as other filings containing information about Alfa Corp. when available, without charge, at the SEC’s internet site (http://www.sec.gov). In addition, copies of the proxy statement can be obtained, when available, without charge, by directing a request to Alfa Corp. at 334/613-4332.

Alfa Corp., its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Alfa Corp.’s directors and executive officers is available in Alfa Corp.’s Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 14, 2007. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement, the Schedule 13E-3 transaction statement and other relevant materials to be filed with the SEC when they become available.

The following document was distributed on November 5, 2007 to all participants holding Stock Options under the Alfa Corporation 2005 Amended and Restated Stock Incentive Plan (Stock Incentive Plan):

To:	All Participants holding Stock Options under the Alfa Corporation 2005 Amended and Restated Stock Incentive Plan (Stock Incentive Plan)

From:	Scott Forrest

Date:	November 5, 2007

RE:	Changes Resulting from Announced Merger

On November 5, 2007, Alfa Corporation announced that a merger agreement has been signed, pursuant to which Alfa Corporation may become a wholly owned subsidiary of Alfa Mutual Insurance Company and Alfa Mutual Fire Insurance Company. The merger is subject to several conditions, including approvals by government regulators and the stockholders of Alfa Corporation. We cannot say for certain that the merger will ultimately be completed, but if it is, Alfa Corporation will no longer have any stock that is publicly traded.

Consequently, there are several changes in the Stock Incentive Plan relating to stock options that you should be aware of:

(1)	If you hold vested options to acquire Alfa Corporation stock, you may exercise those options any time prior to the completion of the merger. If you are not subject to blackout restrictions under our insider trading policy, you may exercise your vested options as you normally would. If you are subject to an insider trading blackout restriction and you wish to exercise a vested option, please contact Jackie Telofski at ext. 4082 or jtelofski@alfains.com. You will be entitled to vote any shares that you receive upon exercise of a vested option and which are held by you and outstanding on the record date relating to the shareholders meeting to approve the merger.

(2)	For your convenience, the merger agreement provides that, if the merger is completed, each outstanding option to acquire Alfa Corporation stock, whether vested or unvested, will be exchanged for cash equal to the excess of merger price of $22.00 per share over the applicable exercise price of the option, less any applicable tax withholding. In accordance with the Stock Incentive Plan, you will not receive anything in exchange for any options that are “underwater” at the time of the closing of the merger (i.e., if the exercise price per share is greater than merger price of $22.00 per share). You do not need to exercise any of your vested or unvested options in order to receive this cash-out payment.

(3)	Technically, the Stock Incentive Plan provides that all options (whether vested or unvested) may be exercised during a 30-day period prior to the completion of the merger. Under the terms of the Stock Incentive Plan, we are required to give you notice of that. However, as a convenience to option holders, we have decided to use the cash-out right for options, as described above in paragraph (2). We believe that there are several benefits to this approach:

•	you don’t have to pay the exercise price out of pocket,

•	you don’t have to send in any exercise forms prior to closing (and it avoids a situation where forgetting to send in a form otherwise would result in your not getting paid for your options), and

•	you will receive the same net economic benefit (the cash-out is based upon the difference between the merger price and the exercise price).

We do not expect that option holders will exercise their unvested options. If for some reason you would like to do so, please contact Jackie Telofski at ext. 4082 or jtelofski@alfains.com.

(4)

Stock options will continue to vest or terminate prior to completion of the merger in accordance with the Stock Incentive Plan and the applicable award agreement. Accordingly, if you hold vested options to acquire Alfa Corporation stock that will expire before the completion of the merger, you must exercise those options prior to their expiration. Otherwise, they will expire as provided in the Stock Incentive Plan, and you will not be entitled to any consideration in the merger for them. If you are subject to an insider trading blackout restriction and hold options to acquire Alfa Corporation stock that will expire before the completion of the merger, please contact Jackie Telofski at ext. 4082 or jtelofski@alfains.com as soon as possible, to discuss exercising those options.

(5)	No additional awards of any type will be made under the Stock Incentive Plan prior to the completion of the merger.

(6)	The Stock Incentive Plan will be discontinued if and when the merger is completed.

If the merger does not occur, the Stock Incentive Plan will operate as it did prior to the date the merger agreement was signed. In that event, unvested stock options will not become fully vested or exercisable and will not be canceled. Instead, vesting and expiration will continue as it did prior to the date the merger agreement was signed, pursuant to the terms of the Stock Incentive Plan and the applicable award agreement.

AGAIN, THERE CAN BE NO ASSURANCES THAT THE MERGER WILL OCCUR, UNLESS AND UNTIL ALL CONDITIONS ARE SATISFIED. IF AND WHEN THAT OCCURS, ALFA CORPORATION WILL MAKE A PUBLIC ANNOUNCEMENT OF SUCH EVENT.

Meanwhile, we will be happy to answer any questions you might have regarding the operation of the Stock Incentive Plan. Feel free to contact Jackie Telofski at ext. 4082 or jtelofski@alfains.com.

In connection with the proposed merger, Alfa Corp. will file a proxy statement with the Securities and Exchange Commission (SEC), and upon SEC clearance, will mail the proxy to stockholders. Stockholders of Alfa Corp. are urged to read the proxy statement regarding the proposed merger when it becomes available, because it will contain important information. Stockholders will be able to obtain a copy of the proxy statement as well as other filings containing information about Alfa Corp. when available, without charge, at the SEC’s internet site

(http://www.sec.gov). In addition, copies of the proxy statement can be obtained, when available, without charge, by directing a request to Alfa Corp. at 334/613-4332.

Alfa Corp., its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Alfa Corp.’s directors and executive officers is available in Alfa Corp.’s Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 14, 2007. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement, the Schedule 13E-3 transaction statement and other relevant materials to be filed with the SEC when they become available.

The following document was distributed on November 5, 2007 to all participants in the Alfa Services, Inc. Management Achievement Plan:

To:	All Participants in the Alfa Services, Inc. Management Achievement Plan

From:	Scott Forrest

Date:	November 5, 2007

RE:	Changes Resulting from Announced Merger

On November 5, 2007, Alfa Corporation announced that a merger agreement has been signed, pursuant to which Alfa Corporation may become a wholly owned subsidiary of Alfa Mutual Insurance Company and Alfa Mutual Fire Insurance Company. The merger is subject to several conditions, including approvals by government regulators and the stockholders of Alfa Corporation. We cannot say for certain that the merger will ultimately be completed, but if it is, Alfa Corporation will no longer have any stock that is publicly traded.

Consequently, there are several changes in the Management Achievement Plan that you should be aware of:

(1)	Effective immediately, the Management Achievement Plan will no longer make new investments in Alfa Corporation stock.

(2)	Following completion of the merger, all Alfa Corporation stock held by the Plan will be exchanged for cash equal to the merger price of $22.00 per share. The administrator of the Plan will handle the process of exchanging the stock for cash, and the cash will be reinvested in accordance with the Management Achievement Plan.

AGAIN, THERE CAN BE NO ASSURANCES THAT THE MERGER WILL OCCUR, UNLESS AND UNTIL ALL CONDITIONS ARE SATISFIED. IF AND WHEN THAT OCCURS, ALFA CORPORATION WILL MAKE A PUBLIC ANNOUNCEMENT OF SUCH EVENT.

Meanwhile, we will be happy to answer any questions you might have regarding the operation of the Management Achievement Plan. Feel free to contact Terrie Channell at 334-613-4657 or tchannell@alfains.com.

In connection with the proposed merger, Alfa Corp. will file a proxy statement with the Securities and Exchange Commission (SEC), and upon SEC clearance, will mail the proxy to stockholders. Stockholders of Alfa Corp. are urged to read the proxy statement regarding the proposed merger when it becomes available, because it will contain important information. Stockholders will be able to obtain a copy of the proxy statement as well as other filings containing information about Alfa Corp. when available, without charge, at the SEC’s internet site (http://www.sec.gov). In addition, copies of the proxy statement can be obtained, when available, without charge, by directing a request to Alfa Corp. at 334/613-4332.

Alfa Corp., its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Alfa Corp.’s directors and executive officers is available in Alfa Corp.’s Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 14, 2007. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement, the Schedule 13E-3 transaction statement and other relevant materials to be filed with the SEC when they become available.

The following letter was distributed to the Alabama Farmers Federation on November 5, 2007:

[Alabama Farmers Federation Letterhead]

November 5, 2007

Dear Alabama Farmers Federation leader:

After months of careful study and deliberation, Alfa Corp. and the Alfa Mutual Group (Alfa Mutual Insurance Company and Alfa Mutual Fire Insurance Company) have entered into a definitive agreement under which the Alfa Mutual Group will acquire all of the outstanding shares of Alfa Corp.’s common stock that it does not currently own. As a result, Alfa Corp. will become a privately owned company.

We are very excited about this transaction and believe it is the right step for all of our stakeholders, including Federation members. In addition to ensuring that Alfa will remain one of the financially strongest companies in the industry, we believe this transaction will help us be more competitive. As a private company, we will have a simpler corporate structure, allowing us to better serve our customers while eliminating costs associated with being a public company. This will free up time and resources that can be invested in technology and distribution. At the same time, we’ll have greater flexibility to move into new markets and expand our independent agent network.

The Alabama Farmers Federation is the foundation and strength of the Alfa companies. That will not change. In fact, the organization should benefit directly by being associated with a stronger, more competitive Alfa with greater opportunities for growth. All property and casualty mutual insurance policyholders will still be members of the Federation, and the organization’s state board members will continue to serve as directors of the mutual companies.

In short, this transaction is expected to make Alfa stronger by positioning our companies for continued growth in a highly competitive insurance industry. It also will give us the flexibility to make business decisions based on long-term strategy rather than under volatile stock market conditions.

For those Federation members who are also stockholders in Alfa Corp., we appreciate your investment and hope you will continue to value your relationship with Alfa as policyholders. We are pleased that this transaction will offer significant value to you through a substantial cash payment and realization of the gains that have accrued in Alfa stock.

While we have reached a definitive agreement, there are still a number of conditions we must meet to complete the transaction, including approvals by government regulators and the stockholders of Alfa Corp. We cannot say for certain that the merger will ultimately be completed, but if it is, Alfa Corp. will no longer have any stock that is publicly traded. We anticipate the transaction will close in early 2008. In the meantime, to read the news release and a Questions and Answers document, visit www.alfafarmers.org.

As always, we appreciate your continued support.

Sincerely,

/s/ Jerry A. Newby
Jerry A. Newby
President

Investors are cautioned that statements in this news release which relate to the future, including, but not limited to, the statements regarding the future value and directions of the Alfa companies as a result of the proposed transaction, are, by their nature, uncertain and dependent upon numerous contingencies — including political, economic, regulatory, climatic, competitive, legal, and technological — any of which could cause actual results and events to differ materially from those indicated in such forward-looking statements. Additional information regarding these and other risk factors and uncertainties may be found in Alfa Corp.’s filings with the Securities and Exchange Commission (SEC).

In connection with the proposed merger, Alfa Corp. will file a proxy statement with the SEC, and upon SEC clearance, will mail the proxy to stockholders. Stockholders of Alfa Corp. are urged to read the proxy statement regarding the proposed merger when it becomes available, because it will contain important information. Stockholders will be able to obtain a copy of the proxy statement as well as other filings containing information about Alfa Corp. when available, without charge, at the SEC’s internet site (http://www.sec.gov). In addition, copies of the proxy statement can be obtained, when available, without charge, by directing a request to Alfa Corp. at 334/613-4332.

Alfa Corp., its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Alfa Corp.’s directors and executive officers is available in Alfa Corp.’s Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 14, 2007. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement, the Schedule 13E-3 transaction statement and other relevant materials to be filed with the SEC when they become available.

The following letter was distributed to the customers of Alfa Mutual Insurance Company, Alfa Mutual Fire Insurance Company, Alfa Mutual General Insurance Company and Alfa Life Insurance Corporation on November 5, 2007:

[Alfa Insurance Letterhead]

November 5, 2007

Dear Alfa customer:

We are pleased to inform you that Alfa Corp. and the Alfa Mutual Group (Alfa Mutual Insurance Company and Alfa Mutual Fire Insurance Company) have now entered into a definitive agreement under which the Alfa Mutual Group will acquire all of the outstanding shares of Alfa Corp.’s common stock that it does not currently own. As a result, Alfa Corp. will become a privately owned company.

We are very excited about this transaction, which we believe is the right step for all of our stakeholders, including our policyholders. This will give us a more simplified structure and eliminate costs associated with being a public company. This will free up time and resources, allowing us to sharpen our focus on serving you, our customer. At the same time, we will be able to increase our investment in technology and distribution, have greater flexibility to move into new markets and expand our independent agent network, all of which means a stronger Alfa for the future. Alfa will remain among the financially strongest companies in the industry, and we expect to maintain our financial ratings.

We greatly value our relationship with you and look forward to continuing to serve you for many years to come. And, while our structure is changing, our fundamental values and business approach are not. We remain committed to the same high standards that you have come to expect from us – and, as always, our top priority is to provide you with best-in-class products and customer service. It’s also important to point out that there will be no changes to existing policies because of this transaction. Rest assured, it is business as usual.

While we have reached a definitive agreement, there are still a number of conditions we must meet to complete the transaction, including approvals by government regulators and the stockholders of Alfa Corp. We cannot say for certain that the merger will ultimately be completed, but if it is, Alfa Corp. will no longer have any stock that is publicly traded. We anticipate the transaction will close in early 2008.

More information about this transaction can be found at www.alfains.com.

As always, we appreciate your business and your continued support.

Sincerely,

/s/ Jerry A. Newby
Jerry A. Newby
President and Chief Executive Officer

Investors are cautioned that statements in this news release which relate to the future, including, but not limited to, the statements regarding the future value and directions of the Alfa companies as a result of the proposed transaction, are, by their nature, uncertain and dependent upon numerous contingencies — including political, economic, regulatory, climatic, competitive, legal, and technological — any of which could cause actual results and events to differ materially from those indicated in such forward-looking statements. Additional information regarding these and other risk factors and uncertainties may be found in Alfa Corp.’s filings with the Securities and Exchange Commission (SEC).

In connection with the proposed merger, Alfa Corp. will file a proxy statement with the SEC, and upon SEC clearance, will mail the proxy to stockholders. Stockholders of Alfa Corp. are urged to read the proxy statement regarding the proposed merger when it becomes available, because it will contain important information. Stockholders will be able to obtain a copy of the proxy statement as well as other filings containing information about Alfa Corp. when available, without charge, at the SEC’s internet site (http://www.sec.gov). In addition, copies of the proxy statement can be obtained, when available, without charge, by directing a request to Alfa Corp. at 334/613-4332.

Alfa Corp., its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Alfa Corp.’s directors and executive officers is available in Alfa Corp.’s Form 10-K for the year ended December 31, 2006, which was filed with the SEC on March 14, 2007. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement, the Schedule 13E-3 transaction statement and other relevant materials to be filed with the SEC when they become available.